EXHIBIT 10.22C

FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer desires to evaluate and CSG hereby grants Customer the limited use of CSG’s Undeliverable Mail Solutions Services concluding ninety (90) days from the Effective Date of this Amendment (“Trial Period”) or upon Customer’s written notice to CSG to terminate the evaluation, whichever occurs first. Upon conclusion of the Trial Period, Customer shall have ten (10) days to notify CSG in writing that Customer does not accept the Undeliverable Mail Solutions Services and the parties agree that any and all rights granted to Customer under this Amendment shall cease. In the event Customer does not deliver and CSG does not receive a notice of non-acceptance from Customer within the time identified herein, the parties agree that Customer shall continue to use and be provided the Undeliverable Mail Solutions Services for the term of the Agreement for the Fees provided in Schedule F.

2.	Amend Schedule A by adding the following under the section entitled Service:

Undeliverable Mail Solutions

3.	Amend Schedule A by adding the following as Exhibit A-6:

Returned Mail Solutions. Returned Mail Solutions shall mean comprehensive returned mail ingestion and search solutions, while also providing other value added data and address integrity services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO

ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

4.	Schedule F to the Agreement shall be amended to include the following fees:

	DESCRIPTION OF ITEM/UNIT OF MEASURE	FREQUENCY	PRICE
			TRIAL PERIOD	POST TRIAL PERIOD
* * * * *	1. ****** ***** (*** ****** **** ******** **********) – ******** *******, **********, *********, *****, **** *******, ********, *************, ********* *** ********* ** *********. (**** *)	*******	$*.****	$*.****

* * * * *	2. ****** **** **** (*** ****** - **** ****) – ******** ********* ** **** **** **** ******** **** *********, ****, *****, ***** **** ******** ******** *** ******.	*******	*** *********	$*.****

* * * * * * *	3. ****** *** ***** (********) – ********** ******** *********, ******** ** *** ****, ********, *************, **** **** ***********, ********* *** ********* ******** **** ***** (*** ********)	*******	*** *********	$*.****

* * * * * * * * *

1.      *** ******* **** – *** **** ** *** ******* ****** ***** ****** ******* *********. ****** ******* ***** ******** ** ******* ** ****** *** **** ****** *******. *** ** **** *** *** ********* ***** ****** *** ****** *******. *** ** ** ******** ** *** **** ****** ** ***** * *** * *****.

		*******	$*.****	$*.****

* * *	2. ******** ********* – ********, ******* *******, *** *******, ******** *** ******** *********	*******	********

* * * * * * * * * * * * * * * *	1. ****** – **** ******** (******** ************ *** **** ****** ******) (*** ****** **** ******** ** *** ****** – **** ****) (*** ** ** ******** ** ****** ***** **** *****).	*******	$*.****

2.      **-**** – ******** #********** – ******** ******** ** #** ******** **** ***** ** ******** **** *** ********-******** ******** **** ** ******* ******* *****. **** ** ******** *** ********* ** *** ****. (*** ********).

		*******	$*.**** **** *******	$*.**** **** *******

3.      **-**** – ******** * * ** ******** – ******** ******** ** *** ******** **** ***** ** ******** **** * *** ********-******** ******** **** ** ******* ******* *****. **** ** ******** *** ********* ** *** ****. (*** ********).

		*******	$*.**** **** *******

4.      ****** ****/******* ***** – **** *******, ********, ************* *** ********* **** ********** (******) **** *** ******* *****/****** **** ***** ******* ** **** ********** ******* **** **** ********. (*** ****)

		*******	$*.****

	5. ********* (********* **** *** *****) (*** ********)	*******	$*.****

	6. *********** – *** ****** *** **** **** *)	*** *******	$***.****

	7. **** ****** – *** *** ********** ** ********* *** ******** ********* *** *** ******* *************** **** ******* ******** *********** ******.	*** *******	*****

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO

ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *: **** ******* ******** *** ******* *  1/2 * ** ****. ******* ***** *** **** *** *** ***** ** *** ***. ******** ********:

•	***** ****
•	**** ****
•	****** *******
•	****
•	*****
•	*** ****
•	******* ****** (** **********)
•	****** ***
•	****** ******** ** (******** ****** *********)

**** *: *** ** *** ****** *********** ********* ** ***** ***** ** ********’* *******.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (the “Effective Date”).

ECHOSTAR SATELLITE L.L.C.		CSG SYSTEMS, INC. (“CSG”)
(“CUSTOMER”)

By:	/s/ Shannon Picchione	By:	/s/ Joe. T. Ruble

Name:	Shannon Picchione	Name:	Joe. T. Ruble

Title:	VP	Title:	EVP – General Counsel

Date:	3/5/08	Date:	3/6/08

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO

ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES